QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.01

SECOND AMENDMENT

        THIS SECOND AMENDMENT ("Amendment"), dated as of September 26, 2002 (the "Amendment Date"), is made between (i) INTRADO INC., INTRADO COMMUNICATIONS INC. and INTRADO COMMUNICATIONS OF VIRGINIA, INC. (individually and collectively, "Borrower"); and (ii) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender");

W I T N E S S E T H:

        WHEREAS, pursuant to a certain Loan and Security Agreement, dated as of July 31, 2001, made between Borrower and Lender (hereinafter, as amended hereby, called the "Loan Agreement"), Lender agreed to extend credit to Borrower in accordance with, and subject to, the terms and conditions therein contained; and

        WHEREAS, Borrower has requested that Lender (a) make a term loan in the amount of Three Million Dollars ($3,000,000) to Borrower under the Loan Agreement and (b) increase the "Maximum Amount" (as that term is defined in the Loan Agreement) of the revolving credit facility made available by Lender to Borrower under the Loan Agreement from Fifteen Million Dollars ($15,000,000) to Twenty Million Dollars ($20,000,000); and

        WHEREAS, subject to the terms and conditions hereof, Lender is willing to make such accommodations to Borrower;

        NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Borrower and Lender agree to amend the Loan Agreement as follows:

        1.    Incorporation of Definitions. Capitalized terms used hereinbelow, but not expressly redefined hereinbelow, shall have the meanings given to such terms in the Loan Agreement, as amended hereby.

        2.    Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by adding therein the following subsection (f):

          (f)    Term Loan. Effective upon satisfaction of the conditions precedent specified in Section 7 of the Second Amendment and the conditions to Loans specified in Sections 2.2(a), (b) and (c), Lender shall make a term loan to Borrower in the principal amount of Three Million Dollars ($3,000,000) ("Term Loan"). Notwithstanding anything to the contrary set forth in Section 1.3 of the Credit Agreement, the proceeds of the Term Loan will be used by Borrower to finance the purchase of certain hardware and software relating to Borrower's expanded Phase II wireless product offering. The Term Loan shall be evidenced by, and be repayable in accordance with the terms of, a certain Term Note, dated as of even date herewith, in the principal amount of Three Million Dollars ($3,000,000) ("Term Note"), made by Borrower in favor of Lender. The principal amount of the Term Note shall be repaid in consecutive monthly principal installments in the amount of Eighty Three Thousand Three Hundred Thirty-Three Dollars ($83,333), due and payable on the first day of each month, commencing on November 1, 2002 and continuing on the first day of each month thereafter through October 1, 2005 on which date the outstanding principal balance of the Term Note shall be due and payable in full. Interest on the Term Loan shall be payable in the manner provided in Section 1.5.

        3.    Amendments to Section 1.5 of the Loan Agreement.

          (a)  Section 1.5 of the Loan Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following revised subsection (a):

          (a)  Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus one and one-half percent (1.5%) per annum (the "Revolving Credit Rate"). Borrower shall pay interest to Lender on the outstanding principal amount of the Term Loan at a floating rate equal to the Index Rate plus one and one-half percent (1.5%) per annum (the "Term Loan Rate"). All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

          (b)  Section 1.5 of the Loan Agreement is hereby further amended by adding the following sentence to subsection (b) thereof:

    Interest shall be payable on the outstanding principal balance of the Term Loan (i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the maturity date of the Term Loan, and (iii) if any interest accrues or remains payable after the maturity date of the Term Loan, upon demand by Lender.

          (c)  Section 1.5 of the Loan Agreement is hereby further amended by inserting immediately after the words "the Revolving Credit Rate" in subsection (c) thereof a comma followed by the words "the Term Loan Rate".

        4.    Amendments to Defined Terms. The definitions set forth on Schedule A to the Loan Agreement are hereby amended in the following respects:

          (a)  The following definitions are hereby added to Section A:

    "Second Amendment" shall mean the Second Amendment to Loan and Security Agreement, dated as of September 26, 2002, between Borrower and Lender.

    "Term Loan" shall have the meaning assigned to it in Section 1.1(f).

    "Term Loan Rate" shall have the meaning assigned to it in Section 1.5(a).

    "Term Note" shall have the meaning assigned to it in Section 1.1(f).

          (b)  The definition of "Loans" set forth on Schedule A is hereby deleted in its entirety and the following revised definition of "Loans" is hereby substituted in lieu thereof:

    "Loans" shall mean, collectively, (a) the Revolving Credit Loan including the Letter of Credit Obligations and (b) the Term Loan. "Loan" shall mean either of such loans, as the context shall require.

          (c)  The definition of "Maximum Amount" set forth on Schedule A to the Loan Agreement is hereby deleted in its entirety and the following revised definition of "Maximum Amount" is hereby substituted in lieu thereof:

    "Maximum Amount" shall mean Twenty Million Dollars ($20,000,000).

          (d)  The definition of "Notes" set forth on Schedule A is hereby deleted in its entirety and the following revised definition of "Notes" is hereby substituted in lieu thereof:

    "Notes" shall mean, collectively, the Revolving Credit Note and the Term Note. "Note" shall mean either of such notes, as the context shall require.

        5.    Conditions Precedent. The amendments set forth herein shall not become effective unless and until (a) Borrower shall have executed and delivered to Lender (i) a replacement Revolving Credit Note in the form of Exhibit A to this Amendment which from and after the date of this amendment shall be the Revolving Credit Note for all purposes of the Loan Agreement and (ii) a Term Note in the form of Exhibit B to this Amendment, and (b) Borrower shall have delivered to Lender resolutions of its board of directors, certified by the Secretary or an assistant Secretary of Borrower to be true, correct and complete authorizing Borrower's execution and delivery of, and performance under this Amendment.

        6.    Effect of Amendment. This Amendment shall become effective as of the date of satisfaction of the conditions precedent set forth in Section 7 hereof. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, and the Loan Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. In any event, this Amendment and the documents executed in connection therewith shall not, individually or collectively, constitute in any way a novation.

        7.    Inducement Representations. To induce Lender to enter into this Amendment, Borrower hereby (a) restates and renews each and every representation and warranty heretofore made by it under, or in connection with the execution and delivery of, the Loan Agreement; (b) restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and in the Loan Documents, effective as of the date hereof; (c) certifies that, as of the date hereof, after giving effect hereto, no Event of Default or Default exists; (d) acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in its favor as against Lender with respect to the payment or performance of its Obligations; and (e) releases Lender from any and all liability for any action taken (or omitted to be taken) by Lender in connection with the Loan Agreement or pursuant thereto through the date of this Amendment.

        8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles thereof regarding conflicts of laws.

        9.    Costs and Expenses. Borrower agrees to pay upon request all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Lender's legal counsel.

        10.  Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender relative to the subject matter hereof, and supersedes and replaces any understanding or agreement, oral or written, in conflict therewith.

        IN WITNESS WHEREOF, Borrower and Lender have set their hands, effective as of the Amendment Date.

"BORROWER"
INTRADO INC.
By:	Name: Michael D. Dingman, Jr. Title: Chief Financial Officer and Treasurer
INTRADO COMMUNICATIONS INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer
INTRADO COMMUNICATIONS OF VIRGINIA INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer
"LENDER"
GENERAL ELECTRIC CAPITAL CORPORATION
By:	Name: Title:

EXHIBIT A
REVOLVING CREDIT NOTE

$20,000,000	September 26, 2002

        For value received, the receipt and sufficiency of which are hereby acknowledged, the undersigned, jointly and severally ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as successor by merger to General Electrical Capital Corporation, a New York corporation ("Lender"), Twenty Million Dollars ($20,000,000) or such greater or lesser amount as shall be advanced by Lender from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance. This Note is an extension and renewal of that certain Revolving Credit Note, dated as of July 31, 2001, in the principal amount of Fifteen Million Dollars ($15,000,000), made by Borrower in favor of Lender and, as such, is the Revolving Credit Note issued under the Loan and Security Agreement between Borrower and Lender, dated as of July 31, 2001 (said agreement, as the same may have been and may be further amended, restated or supplemented from time to time, being herein called the "Agreement"), to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

        Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

        To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

        Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will be used solely for the purposes specified in the Agreement and not for any personal purpose.

        Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

        Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

        BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

INTRADO INC.
By:	Name: Michael D. Dingman, Jr. Title: Chief Financial Officer and Treasurer
INTRADO COMMUNICATIONS INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer
INTRADO COMMUNICATIONS OF VIRGINIA INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer

2

EXHIBIT B
TERM NOTE

$3,000,000	September 26, 2002

        For value received, the receipt and sufficiency of which are hereby acknowledged, the undersigned, jointly and severally ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as successor by merger to General Electric Capital Corporation, a New York corporation ("Lender"), Three Million Dollars ($3,000,000), together with interest on the unpaid balance of such amount from the date of the funding of the Term Loan. This Note is the Term Note issued under the Loan and Security Agreement between Borrower and Lender, dated as of July 31, 2001 herewith (said agreement, as the same may have been and may be further amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

        Interest on the outstanding principal balance under this Note is payable at the Term Loan Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the times and in the manner specified in the Agreement. The outstanding principal under this Note shall be payable at the times and in the manner provided in the Agreement. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement.

        To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

        Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will be used solely for the purposes specified in the Agreement and not for any personal purpose.

        Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

        Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

        BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

INTRADO INC.
By:	Name: Michael D. Dingman, Jr. Title: Chief Financial Officer and Treasurer
INTRADO COMMUNICATIONS INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer
INTRADO COMMUNICATIONS OF VIRGINIA INC.
By:	Name: Michael D. Dingman, Jr. Title: Treasurer

2

QuickLinks

  Exhibit 10.01